Exhibit 1.1



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                         QUEST DIAGNOSTICS INCORPORATED
                            (a Delaware corporation)


                1.75% Contingent Convertible Debentures due 2021







                             UNDERWRITING AGREEMENT














Dated:  November 19, 2001


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                                                  Table of Contents

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
Section 1.    Representations and Warranties..................................................................3

     (a)      Representations and Warranties by the Company and the Guarantors................................3
              (i)        Compliance with Registration Requirements............................................3
              (ii)       Incorporated Documents...............................................................4
              (iii)      Independent Accountants..............................................................4
              (iv)       Financial Statements.................................................................4
              (v)        No Material Adverse Change in Business...............................................5
              (vi)       Good Standing of the Company.........................................................5
              (vii)      Good Standing of Subsidiaries........................................................5
              (viii)     Authorization of Agreement...........................................................6
              (ix)       Authorization and Description of the Indenture.......................................6
              (x)        Authorization and Description of Securities and Guarantees...........................6
              (xi)       Capitalization; Authorization of Common Stock Issuable upon Conversion...............7
              (xii)      Non-Guarantor Subsidiaries...........................................................7
              (xiii)     Absence of Defaults and Conflicts....................................................7
              (xiv)      Absence of Labor Disputes............................................................8
              (xv)       Absence of Proceedings...............................................................8
              (xvi)      Accuracy of Exhibits.................................................................9
              (xvii)     Possession of Intellectual Property..................................................9
              (xviii)    Absence of Further Requirements......................................................9
              (xix)      Possession of Licenses and Permits...................................................9
              (xx)       Licensing and Accreditation of Laboratories.........................................10
              (xxi)      Title to Property...................................................................10
              (xxii)     Insurance...........................................................................10
              (xxiii)    Solvency............................................................................10
              (xxiv)     Stabilization or Manipulation.......................................................11
              (xxv)      Environmental Laws..................................................................11
              (xxvi)     Registration Rights.................................................................12
              (xxvii)    Accounting Controls.................................................................12
              (xxviii)   Investment Company Act..............................................................12
     (b)      Officer's Certificates.........................................................................12

Section 2.    Sale and Delivery to Underwriters; Closing.....................................................12

     (a)      Initial Underwritten Securities................................................................12
     (b)      Initial Closing Time...........................................................................12
     (c)      Option Underwritten Securities; Additional Closing Time........................................13
     (d)      Payment........................................................................................13
     (e)      Denominations; Registration....................................................................14

Section 3.    Covenants of the Company and the Guarantors....................................................14

     (a)      Compliance with Securities Regulations and Commission Requests.................................14
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
     (b)      Filing of Amendments...........................................................................14
     (c)      Delivery of Registration Statements............................................................14
     (d)      Delivery of Prospectuses.......................................................................15
     (e)      Continued Compliance with Securities Laws......................................................15
     (f)      Blue Sky Qualifications........................................................................15
     (g)      Rule 158.......................................................................................15
     (h)      Use of Proceeds................................................................................16
     (i)      Restriction on Sale of Securities..............................................................16
     (j)      Reporting Requirements.........................................................................16
     (k)      Interim Financial Statements...................................................................17
     (l)      Rating of Securities...........................................................................17
     (m)      DTC Clearance..................................................................................17
     (n)      Reservation of Common Stock....................................................................17

Section 4.    Payment of Expenses............................................................................17

     (a)      Expenses.......................................................................................17
     (b)      Termination of Agreement.......................................................................18

Section 5.    Conditions of Underwriters' Obligations........................................................18

     (a)      Effectiveness of Registration Statement........................................................18
     (b)      Opinion of Counsel for the Company.............................................................18
     (c)      Opinion of Deputy General Counsel of the Company...............................................18
     (d)      Opinion of Counsel for the Underwriters........................................................18
     (e)      Officers' Certificate..........................................................................19
     (f)      Accountant's Comfort Letters and Consent.......................................................19
     (g)      Bring-down Comfort Letters.....................................................................19
     (h)      No Objection...................................................................................19
     (i)      Maintenance of Rating..........................................................................19
     (j)      Lock-Up Agreement from Certain Securityholders of the Company..................................20
     (k)      Additional Documents...........................................................................20
     (l)      Termination of Agreement.......................................................................20

Section 6.    Indemnification................................................................................20

     (a)      Indemnification of the Underwriters............................................................20
     (b)      Indemnification of Company, Guarantors, Directors and Officers.................................21
     (c)      Actions against Parties; Notification..........................................................21
     (d)      Settlement without Consent if Failure to Reimburse.............................................22

Section 7.    Contribution...................................................................................22


Section 8.    Representations, Warranties and Agreements to Survive Delivery.................................24


Section 9.    Termination of Agreement.......................................................................24

     (a)      Termination; General...........................................................................24
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
     (b)      Liabilities....................................................................................24

Section 10.   Default by One or More of the Underwriters.....................................................25


Section 11.   Default by the Company and the Guarantors......................................................25


Section 12.   Notices........................................................................................25


Section 13.   Parties........................................................................................25


Section 14.   Governing Law and Time.........................................................................26


Section 15.   Effect of Headings.............................................................................26
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Schedule A - Underwriters
Schedule B - Pricing Information
Schedule C - Guarantors
Schedule D - Subsidiaries

Exhibit A - Form of Opinion of Deputy General Counsel of the Company Exhibit B - Form of Opinion of Shearman & Sterling
Exhibit C - Form of Lock-up Agreement




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                         QUEST DIAGNOSTICS INCORPORATED
                            (a Delaware corporation)

          $225,000,000 1.75% Contingent Convertible Debentures due 2021


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               November 19, 2001

Banc of America Securities LLC
First Union Securities, Inc.
Credit Lyonnais Securities (USA) Inc.
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

Ladies and Gentlemen:

         Quest Diagnostics Incorporated, a Delaware corporation (the "Company"), and each of the Guarantors listed on Schedule C hereto (the "Guarantors"), confirm their respective agreements with Banc of America Securities LLC, First Union Securities, Inc. and Credit Lyonnais Securities (USA) Inc. (the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Banc of America Securities LLC is acting as representative (in such capacity, the "Representative"), with respect to (i) the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the principal amount set forth in said Schedule B of $225,000,000 aggregate principal amount of the Company's 1.75% Contingent Convertible Debentures due 2021 (the "Initial Underwritten Securities"), (ii) the granting by the Company to the Underwriters of an option to purchase an additional $25,000,000 aggregate principal amount of the Company's 1.75% Contingent Convertible Debentures due 2021 solely to cover over-allotments, if any, as described herein (the "Option Underwritten Securities," and together with the Initial Underwritten Securities, the "Securities") and (iii) the issue and sale by the Guarantors and the purchase by the Underwriters, acting severally and not jointly, of the senior guarantees (the "Guarantees") of the Company's obligations under the Securities. The Securities and the Guarantees are to be issued pursuant to an indenture dated as of June 27, 2001 (the "Base Indenture") among the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of June 27, 2001 (the "First Supplemental Indenture") and as supplemented by the Second Supplemental Indenture, to be dated as of November 26, 2001, among the Company, the Guarantors and the Trustee (the "Second Supplemental Indenture"), establishing the form and terms of the Securities. The Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are herein, collectively, called the "Indenture."

         The Securities will be convertible into shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") in accordance with the terms of the Securities and the Indenture. On the third, fourth, seventh, eleventh and fifteenth anniversaries of the original issuance date of the Securities, each holder of Securities may require the Company to purchase such

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Securities for a price to be paid, at the Company's option, in cash or (subject to certain limitations) shares of Common Stock, or any combination thereof, at a purchase price equal to the principal amount of the Securities plus any accrued and unpaid interest, if any, to the date of purchase.

         The Securities and the Guarantees are being issued to repay, together with cash on hand, all, or substantially all, of the Company's outstanding indebtedness under the Receivables Credit Facility dated as of July 21, 2000 among the Company and the lenders as parties thereto (the "Receivables Credit Facility").

         The Company understands that the Underwriters propose to make a public offering of the Securities and the Guarantees as soon as the Representative deems advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-64806) covering the registration of the Securities and the Guarantees under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement was declared effective by the Commission on July 12, 2001 and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a final prospectus and final prospectus supplement in accordance with the provisions of paragraph (b) of Rule 424 of the rules and regulations of the Commission or (ii) if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, prepare and file a term sheet or abbreviated term sheet (the "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The aforementioned registration statement (as amended from time to time), including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein, including the information, if any, deemed to be a part thereof pursuant to Rule 430A of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434 of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement;" and the final prospectus and the final prospectus supplement relating to the offering of the Securities and the Guarantees, in the form furnished to the Underwriters by the Company for use in connection with the offering of the Securities and the Guarantees, are collectively referred to herein as the "Prospectus;" provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of this Agreement. Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to the "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable Term Sheet in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus and any amendment or supplement thereto that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after the effectiveness of the Registration

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Statement and prior to the execution and delivery of this Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         Section 1. Representations and Warranties.

         (a) Representations and Warranties by the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent and warrant to each Underwriter, as of the date hereof and as of the applicable Closing Time referred to in Section 2 hereof, and agree with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Indenture has been duly qualified under the 1939 Act. All of the Guarantors are registrants under the Registration Statement.

                  At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto became effective and at the applicable Closing Time, the Registration Statement, (any Rule 462(b) Registration Statement) and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the applicable Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and

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         warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or Prospectus.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the applicable Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the audited financial statements and supporting schedule included in the Registration Statement are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

                  (iv) Financial Statements. The financial statements (other than the pro forma financial statements) included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedule and notes, present fairly (A) the financial position of the Company and its Subsidiaries (as defined below) on a consolidated basis and SmithKline Beecham Clinical Laboratories, Inc. and certain related affiliates, respectively, at the dates indicated and (B) the statements of operations, stockholders' equity and cash flows of the Company and its Subsidiaries on a consolidated basis and of SmithKline Beecham Clinical Laboratories, Inc. and certain related affiliates on a consolidated basis, respectively, for the periods specified. Such financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma or as adjusted information included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and have been properly

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         compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. There are no historical or pro forma financial statements which are required by the 1933 Act, the 1933 Act Regulations and Regulation S-X to be included in the Registration Statement and the Prospectus which are not included as required. The financial information regarding the Guarantors included or incorporated by reference in the Registration Statement and the Prospectus complies with the requirements of Rule 3-10 of Regulation S-X.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the business, financial condition, operations, cash flow or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those described or contemplated by the Registration Statement and the Prospectus or in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) other than the two-for-one stock split effected by the Company on May 31, 2001, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock except for the payment of dividends on the Company's voting cumulative preferred stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture, the Securities; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. Each subsidiary of the Company (each a "Subsidiary" and collectively the "Subsidiaries") has been duly organized and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or existence, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Prospectus, all of the outstanding capital stock or partnership interests of each Subsidiary have been duly authorized and validly issued or created, are fully paid and non-assessable and except as described in Schedule D are owned by the Company, directly or through the Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or

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         claim; none of the outstanding shares of capital stock or partnership interests of the Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter, by-laws or other charter documents of any Subsidiary or under any agreement to which the Company or any Subsidiary is a party. All of the Subsidiaries of the Company are listed on Schedule D attached hereto.

                  (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

                  (ix) Authorization and Description of the Indenture. Each of the Base Indenture and the First Supplemental Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and is duly qualified under the 1939 Act and constitutes a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Second Supplemental Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered by the Company and each of the Guarantors, will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Indenture will conform in all material respects to the statements relating thereto contained in the Prospectus.

                  (x) Authorization and Description of Securities and Guarantees. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, at the applicable Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Guarantees have been duly authorized by the Guarantors and, when executed and delivered in the manner provided for in the Indenture, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without


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         limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Securities and the Guarantees will conform in all material respects to the statements relating thereto contained in the Prospectus.

                  (xi) Capitalization; Authorization of Common Stock Issuable upon Conversion. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. The shares of Common Stock issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assessable; the issuance of such shares upon conversion will not be subject to preemptive or other similar rights of any shareholder of the Company arising by operation of law, under the charter of by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party; and the shares of Common Stock so issuable will conform to the description of the Common Stock contained in the Prospectus.

                  (xii) Non-Guarantor Subsidiaries. Each Subsidiary that is a guarantor under the Credit Agreement among Quest Diagnostics Incorporated, certain of the Subsidiaries, Bank of America, N.A., UBS AG, Stamford Branch, Merrill Lynch Capital Corporation, Credit Suisse First Boston, The Bank of New York, Wachovia Bank, N.A., and other lenders, dated June 27, 2001, is a Guarantor. All Subsidiaries that are not Guarantors (other than Quest Diagnostics Receivables Incorporated) did not collectively (a) own more than 10% of the Company's consolidated assets at December 31, 2000 or (b) account for more than 5% of the Company's consolidated revenues for the year ended December 31, 2000.

                  (xiii) Absence of Defaults and Conflicts. Neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject (collectively, "Agreements and Instruments") or has violated or is in violation of any of the laws, rules and regulations administered by the United States Health Care Financing Administration (the "HCFA"), the United States Food and Drug Administration (the "FDA"), the Substance Abuse and Mental Health Services Administration (the "SAMHSA") and the Drug Enforcement Administration (the "DEA"), or any other applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets or properties, except in each case for such defaults or violations that have been disclosed or that would not singly or in the aggregate result in a Material Adverse Effect. Assuming the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Guarantees, and any other

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         agreement or instrument entered into or issued or to be entered into or issued by the Company or any of the Guarantors in connection with the consummation of the transactions contemplated by this Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the Guarantees, the use of the proceeds from the sale of the Securities and the Guarantees as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Guarantors with their respective obligations under this Agreement, the Indenture, the Securities, and the Guarantees have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or a default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

                  (xiv) Absence of Labor Disputes. No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company and the Guarantors, is imminent, which may reasonably be expected to result in a Material Adverse Effect.

                  (xv) Absence of Proceedings. Except as disclosed in the Prospectus there is not pending or, to the knowledge of the Company or any Guarantor, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any domestic or foreign court or governmental agency or body, affecting (i) the possession by any of them of any Governmental License (as defined herein) currently held by any them, (ii) the accreditation of any of their respective laboratories with the College of American Pathologists ("CAP"), (iii) any of their qualification to perform services for and receive reimbursement from, Medicaid or Medicare, (iv) any of their ability to conduct their clinical testing business in any state or (v) any of them in any other way, which in the case of any of the foregoing, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and the Subsidiaries considered as one enterprise or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder or under the Indenture, Securities or Guarantees. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect. All of the descriptions set forth in the Prospectus of the legal and governmental proceedings by or before any court, governmental agency or body are true and accurate in all material respects.

                  (xvi) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xvii) Possession of Intellectual Property. The Company and the Subsidiaries own, possess or license, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property (including Intellectual Property which is licensed) or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                  (xviii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required (i) for the performance by the Company or any of the Guarantors of their respective obligations hereunder,
         (ii) in connection with the offering, issuance or sale of the Securities under this Agreement, the issuance of Common Stock upon conversion of Securities and the Guarantees or the consummation of the transactions contemplated by this Agreement or (iii) for the due execution, delivery or performance by the Company or any of the Guarantors of this Agreement, the Indenture, the Securities, the Guarantees, or any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any of the Subsidiaries in connection with the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the use of proceeds from the sale of the Securities as described in the Registration Statement under the caption "Use of Proceeds"), except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except such where the failure to obtain would not result in a Material Adverse Effect.

                  (xix) Possession of Licenses and Permits. The Company and the Subsidiaries possess all governmental permits, licenses, approvals, consents, certificates and other authorizations required (i) under the federal Medicare program, (ii) under the Clinical Laboratories Improvement Act of 1967, as amended (the "CLIA"), (iii) by the SAMHSA and (iv) as otherwise necessary to conduct the business now operated by them respectively, issued by the HCFA, the FDA, the SAMHSA and each other appropriate federal, state, local or foreign regulatory agencies or bodies including, but not limited to, any foreign regulatory authorities performing functions similar to their respective functions ("Governmental

         Licenses") except where failure to obtain such Governmental Licenses would not singly or in the aggregate, result in a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses, nor are there, to the knowledge of the Company or any Guarantor, pending or threatened actions, suits, claims or proceedings against the Company or any Subsidiary before any court, governmental agency or body including, but not limited to, the HCFA, the FDA, and the SAMHSA or otherwise that would reasonably be expected to limit, revoke, cancel, suspend or cause not to be renewed any Governmental License, in each case, which, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xx) Licensing and Accreditation of Laboratories. All of the regional laboratories of the Company and the Subsidiaries are eligible for accreditation by CAP and are so accredited, and all of the laboratories of the Company and the Subsidiaries are in compliance, in all material respects, with the standards required by CLIA.

                  (xxi) Title to Property. The Company and the Subsidiaries have valid title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus and reflected in the financial statements included therein; or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Prospectus, are in full force and effect. Except as described in the Prospectus, neither the Company nor any of the Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xxii) Insurance. The Company and the Subsidiaries carry or are entitled to the benefits of insurance, including, without limitation, professional liability insurance, with financially sound and reputable insurers, in such amounts, containing such deductibles and covering such risks as is reasonable and prudent.

                  (xxiii) Solvency. The Company and each of the Guarantors are, and immediately after the Closing will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company and each Guarantor, as the case may be, on a particular date, that on such date (A) the fair market value of the assets of the Company or such Guarantor is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of the Company or such Guarantor, (B) the present fair salable value of the assets of the Company or such Guarantor is not less than the amount that will be required to pay the probable liability of the Company or such Guarantor on its debts as they become absolute and matured, (C) the Company or such Guarantor does not intend to, and does not believe that it will, incur debts and liabilities beyond the Company's or such Guarantor's ability to pay as such debts and liabilities mature and (D) the Company or such Guarantor is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the Company's or such Guarantor's assets would constitute unreasonably small capital.

                  (xxiv) Stabilization or Manipulation. Neither the Company nor any Guarantor nor any of their respective officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any Guarantor in order to facilitate the sale or resale of the Securities or the Guarantees. The Company and the Guarantors have not distributed and, prior to the later to occur of (i) the applicable Closing Time and
         (ii) completion of the distribution of the Securities and the Guarantees, will not distribute any offering material in connection with the offering and sale of the Securities and the Guarantees other than the Prospectus or other materials, if any, permitted by the 1933 Act and approved by the Representative.

                  (xxv) Environmental Laws. Except for such matters as would not, singly or in the aggregate, result in a Material Adverse Effect,
         (A) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, medical specimens, petroleum or petroleum products or nuclear or radioactive material (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiaries have all permits, licenses, authorizations and approvals currently required for their respective businesses under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (D) there are no events, facts or circumstances that might reasonably be expected to form the basis of any liability or obligation of the Company or any of the Subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to any Hazardous Materials or Environmental Laws.

                  (xxvi) Registration Rights. Except as disclosed in the Prospectus, there are no holders of securities (debt or equity) of the Company, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company, who in connection with the issuance, sale and delivery of the Securities and the Guarantees, and the execution, delivery and performance of this Agreement, have the right to request the Company to register securities held by them under the 1933 Act.

                  (xxvii) Accounting Controls. The Company and its consolidated Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxviii) Investment Company Act. The Company and each of the Guarantors are not, and will not be as a result of the sale of the Securities and the Guarantees pursuant to this Agreement, an investment company within the meaning of the Investment Company Act of 1940, as amended.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries, as the case may be, delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or any of the Subsidiaries to each Underwriter as to the matters covered thereby.

         Section 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Underwritten Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Guarantors agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the prices set forth in Schedule B, the aggregate principal amount of Initial Underwritten Securities (including the Guarantees) set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of Initial Underwritten Securities (including the Guarantees) which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         (b) Initial Closing Time. Payment of the purchase price for, and delivery of certificates for, the Initial Underwritten Securities (including the Guarantees) shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representative, the Company and the Guarantors at 9:00 A.M. (New York
Time) on November 26, 2001 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the

Representative, the Company and the Guarantors (such time and date of payment and delivery being herein called the "Initial Closing Time").

         (c) Option Underwritten Securities; Additional Closing Time. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company and the Guarantors agree to grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of $25,000,000 Option Underwritten Securities (including the Guarantees) from the Company and the Guarantors at the purchase price per share to be paid by the Underwriters for the Option Underwritten Securities (including the Guarantees), provided that the option granted hereunder may be used by the Underwriters solely for the purpose of covering any over-allotments of Securities subscribed for simultaneously with the subscription of the Initial Underwritten Securities (including the Guarantees). The option granted hereunder may be exercised at any time, and from time to time, upon notice by the Representative to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Option Underwritten Securities as to which the Underwriters are exercising the option,
(ii) the names and denominations in which the certificates for the Option Underwritten Securities are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the Initial Closing Time; and in such case the term "Initial Closing Time" shall refer to the time and date of delivery of certificates for the Initial Underwritten Securities and the Option Underwritten Securities). Each such time and date of delivery is called, if subsequent to the Initial Closing Time, the "Additional Closing Time" and shall be determined by the Representative, the Company and the Guarantors and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise, unless otherwise agreed. The payment of the purchase price for, and delivery of, such Option Underwritten Securities (including the Guarantees) shall be made at the office mentioned in Section 2(b) hereof, or at such other place as shall be agreed upon by the Representative, the Company and the Guarantors. The Initial Closing Time and any Additional Closing Time are sometimes each referred to as a "Closing Time." If any Option Underwritten Securities (including the Guarantees) are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Underwritten Securities (including the Guarantees) (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Underwritten Securities (including the Guarantees) to be purchased as the number of the Initial Underwritten Securities set forth on Schedule A opposite the name of such Underwriter bears to the total number of the Initial Underwritten Securities. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

         (d) Payment. Payment shall be made to the Company and the Guarantors by wire transfer of immediately available funds to bank accounts designated by the Company against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities and the Guarantees to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities and the Guarantees which it has agreed to purchase. Banc of America Securities LLC, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities and the Guarantees to be purchased by any Underwriter whose funds have not been received by the applicable Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (e) Denominations; Registration. Certificates for the Securities (including the Guarantees), shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the applicable Closing Time. The certificates for the Securities (including the Guarantees) will be made available for examination by the Representative in The City of New York not later than 9:00 A.M. (New York
Time) on the business day prior to the applicable Closing Time.

         Section 3. Covenants of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenant with each Underwriter as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company and the Guarantors, subject to Section 3(b), will comply with the requirements of Rule 415, Rule 430A and/or Rule 434, as applicable, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities and the Guarantees for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company and the Guarantors will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as they deem necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, they will promptly file such prospectus. The Company and the Guarantors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Filing of Amendments. The Company and the Guarantors will give the Representative notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

         (c) Delivery of Registration Statements. The Company and the Guarantors have furnished or will deliver to the Representative and counsel for the Underwriters, without charge, one copy of the manually signed and as many conformed copies as the Underwriters may reasonably request of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of Prospectuses. The Company and the Guarantors will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Continued Compliance with Securities Laws. The Company and the Guarantors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities and the Guarantees as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities and the Guarantees, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company and the Guarantors, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Guarantors will promptly prepare and file with the Commission, subject to Section 3(b), and such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company and the Guarantors will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) Blue Sky Qualifications. The Company and the Guarantors will use their reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities and the Guarantees for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect as long as required for the sale of the Securities and the Guarantees; provided, however, that the Company and the Guarantors shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which they are not so qualified or to subject themselves to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (g) Rule 158. The Company and the Guarantors will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to their securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) Use of Proceeds. The Company and the Guarantors will use the net proceeds received by them from the sale of the Securities and the Guarantees in the manner specified in the Prospectus under "Use of Proceeds".

         (i) Restriction on Sale of Securities. Except as otherwise contemplated in the Prospectus, during the period commencing on the date of the Prospectus and ending on the 60th day following the date of the Prospectus, the Company and the Guarantors will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any debt securities or guarantees of debt securities of the Company or any Guarantor or any securities convertible into or exercisable or exchangeable for any Common Stock or any debt securities or guarantees of debt securities of the Company or any Guarantor or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership the Common Stock or of any debt securities or guarantees of debt securities of the Company or any Guarantor, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or any debt securities or guarantees of debt securities of the Company or any Guarantor or such other securities, in cash or otherwise. The foregoing sentence shall not apply to:

         (A) The Securities and the Guarantees to be sold hereunder, or the Common Stock to be delivered upon the conversion thereof;

         (B) Any options (or other securities convertible into or exercisable or exchangeable for Common Stock) granted or shares of Common Stock issued upon the exercise of any options (or such other securities) granted or to be granted under the Company's employee stock option plans or other employee benefit plans as described in the Prospectus;

         (C) Any options (or other securities convertible into or exercisable or exchangeable for Common Stock) granted or shares of Common Stock issued in connection with negotiated employment arrangements or strategic relationship arrangements;

         (D) Any options (or other securities convertible into or exercisable or exchangeable for Common Stock) granted or shares of Common Stock issued or issuable as consideration for any acquisition (including, without limitation, by way of merger or consolidation) by the Company or any of its subsidiaries in an amount not greater than 2% of total outstanding Common Stock on a fully diluted basis; and

         (E) Shares of Common Stock granted under the Company's Supplemental Deferred Compensation Plan and Employee Stock Ownership Plan.

         (j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (k) Interim Financial Statements. Prior to the applicable Closing Time, the Company and the Guarantors shall furnish to the Representative copies of any unaudited interim financial statements of the Company, promptly after they have been completed, for any periods subsequent to the periods covered by the financial statements appearing in the Prospectus.

         (l) Rating of Securities. The Company and the Guarantors shall take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), to provide their respective credit ratings of the Securities and the Guarantees.

         (m) DTC Clearance. The Company and the Guarantors will use all reasonable efforts in cooperation with the Underwriters to permit the Securities and the Guarantees to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

         (n) Reservation of Common Stock. The Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue the Common Stock issuable upon conversion of the Securities in accordance with the terms of the Securities and the Indenture.

         Section 4. Payment of Expenses.

         (a) Expenses. The Company and the Guarantors, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and any filing of the Registration Statement (including financial statements and any schedules or exhibits) and of each amendment or supplement thereto, including the preliminary prospectus and the prospectus to be contained in the Registration Statement, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees, (iii) the preparation, issuance and delivery of the certificates for the Securities and the Guarantees to the Underwriters, (iv) the fees and disbursements of the Company's and the Guarantors' counsel, accountants and other advisors, (v) the qualification of the Securities and the Guarantees under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Guarantees, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and the Guarantees, if any, and (x) any fees payable in connection with the rating of the Securities.

         (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i), 9(a)(ii) or Section 11 hereof, the Company and the Guarantors, jointly and severally, shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         Section 5. Conditions of Underwriters' Obligations. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made as of the date hereof and on each applicable Closing Time, of the representations and warranties of the Company and the Guarantors contained in
Section 1 hereof or in certificates of any officer of the Company or any of the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their covenants and other obligations hereunder and to the following further conditions at each applicable Closing
Time:

         (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at each applicable Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company and the Guarantors have elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

         (b) Opinion of Counsel for the Company. At each Closing Time, the Representative shall have received the favorable opinion, dated as of the applicable Closing Time, of Shearman & Sterling, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit B hereto.

         (c) Opinion of Deputy General Counsel of the Company. At each Closing Time, the Representative shall have received the favorable opinion, dated as of the applicable Closing Time, of Leo C. Farrenkopf, Jr., Deputy General Counsel of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit A hereto.

         (d) Opinion of Counsel for the Underwriters. At each Closing Time, the Representative shall have received the favorable opinion, dated as of the applicable Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

         (e) Officers' Certificate. At each Closing Time, (i) the Prospectus, as it may then be amended or supplemented, including the documents incorporated by reference therein, shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) there shall not have been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the business, financial condition, operations, cash flow or business prospects of the Company and of the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) the Company and the Guarantors shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the applicable Closing Time; and (iv) the representations and warranties of the Company and the Guarantors in Section 1(a) shall be accurate and true and correct as though expressly made at and as of the applicable Closing Time. The Representative shall have received a certificate of Robert A. Hagemann, Vice President and Chief Financial Officer of the Company and Joseph Manory, Vice President and Treasurer of the Company, dated as of the applicable Closing Time, to such effect and to the effect that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

         (f) Accountant's Comfort Letters and Consent. At the time of the execution of this Agreement, the Representative shall have received from PricewaterhouseCoopers LLP letters with respect to the Company dated such date, in form and substance satisfactory to the Representative or to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement.

         (g) Bring-down Comfort Letters. At each Closing Time, the Representative shall have received from PricewaterhouseCoopers LLP, letters dated as of the applicable Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the applicable Closing Time.

         (h) No Objection. The NASD has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (i) Maintenance of Rating. At each Closing Time, the Securities (including the Guarantees) shall be rated at least Ba1 by Moody's and BBB- by S&P, and the Company and the Guarantors shall have delivered to the Representative a letter dated the applicable Closing Time, from each such rating agency, or other evidence satisfactory to the Representative, confirming that the Securities and the Guarantees have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Securities and the Guarantees or any of the Company's and the Guarantors' other debt securities or debt instruments by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities and the Guarantees or any of the Company's and the Guarantors' other debt securities or debt instruments.

         (j) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit C hereto from Kenneth Freeman, Surya Mohapatra, Richard Bevan, Julie Clarkson, Kenneth Finnegan, Robert Hagemann, Gerald Marrone, Michael Prevoznik, Kenneth Brody, William Buelher, Van Campbell, Mary Cirillo, William Grant, Dan Stanzione, Gail Wilensky, and John Ziegler, and such agreement shall be in full force and effect on each applicable Closing Time.

         (k) Additional Documents. At each Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require (including any consents under any agreements to which the Company is a party) for the purpose of enabling them to pass upon the issuance and sale of the Securities and the Guarantees as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantors in connection with the issuance and sale of the Securities and the Guarantees as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

         (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         Section 6. Indemnification.

         (a) Indemnification of the Underwriters. The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Banc of America Securities LLC), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Guarantors by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided further that the Company and the Guarantors will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus to the extent that the Company and the Guarantors shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that the Underwriter sold Securities and Guarantees to a person to whom such Underwriter failed to send or give, at or prior to the written confirmation of the sale of such Securities and Guarantees, a copy of the Prospectus (as amended or supplemented) if the Company has previously furnished copies thereof to the Underwriter (sufficiently in advance of the applicable Closing Time to allow for distribution of the Prospectus in a timely manner) and complied with their obligations hereunder and the loss, liability, claim, damage or expense of the Underwriter resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from such preliminary prospectus (as amended or supplemented) which was corrected in the Prospectus (as amended or supplemented). The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company or the Guarantors may otherwise have.

         (b) Indemnification of Company, Guarantors, Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company and the Guarantors by such Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to such indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to such indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party for the indemnified party's reasonable fees and expenses of counsel in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement effected without its consent if such indemnifying party (A) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (B) provides written notice to the indemnified party disputing the unpaid balance in good faith and substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement, subject to provision of notice by the indemnified party in accordance with (i) and (ii) above.

         Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand from the offering of the Securities and the Guarantees pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand in connection with the offering of the Securities and the Guarantees pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities and the Guarantees pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial offering prices of the Securities (including the Guarantees) as set forth on such cover.

         The relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities (including the Guarantees) underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, (a) each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and (b) each director of the Company and each Guarantor, and each person, if any, who controls the Company and each Guarantor, as the case may be, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and each Guarantor. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities (including the Guarantees) set forth opposite their respective names in Schedule A hereto and not joint.

         Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of the Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or any Guarantor, and shall survive delivery of the Securities (including the Guarantees) to the Underwriters.

         Section 9. Termination of Agreement.

         (a) Termination; General. At or prior to the Initial Closing Time, this Agreement may be terminated by the Representative by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on the Nasdaq National Market System, the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited, or minimum or maximum prices for trading have been fixed on any of such stock exchanges by the order of Commission or the National Association of Securities Dealers, Inc. or any governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; (ii) a general banking moratorium shall have been declared by either federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable to market the Securities and the Guarantees in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of the Securities and the Guarantees; (iv) there shall have occurred any Material Adverse Effect; or (v) if there shall have occurred a downgrading in the rating assigned to the Securities or the Guarantees or any of the Company's or any Guarantors' other debt securities by any nationally recognized securities rating agency, or if such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities, the Guarantees or any of the Company's or Guarantors' other debt securities or guarantees of debt securities.

         (b) Liabilities. Any termination pursuant to this Section 9 shall be without liability on the part of (i) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriters pursuant to Sections 4 hereof, (ii) any Underwriter to the Company or (iii) of any party hereto to any other party except that the provisions of Sections 1, 6, 7 and 8 shall at all times be effective and shall survive such termination.

         Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail, at the applicable Closing Time, to purchase the Securities (including the Guarantees) which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities (including the Guarantees) to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective obligations hereunder bear to the obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities (including the Guarantees) to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

         No action taken pursuant to this Section shall relieve any defaulting Underwriters from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either (i) the Representative or (ii) the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

         Section 11. Default by the Company and the Guarantors. If the Company and the Guarantors shall fail at the applicable Closing Time to sell the number of Securities (including the Guarantees) that they are obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company or the Guarantors from liability, if any, in respect of such default.

         Section 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Bank of America Securities LLC, 9 West 57th Street, New York, New York 10019, Attention: Derek Dillon, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, attention of Stuart Gelfond, Esq.; and notices to the Company shall be directed to it at One Malcolm Avenue, Teterboro, New Jersey 07608, attention of General Counsel, with a copy to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, attention of Stephen T. Giove, Esq.

         Section 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Guarantors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities and Guarantees from any Underwriters shall be deemed to be a successor by reason merely of such purchase.

         Section 14. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE ITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY HEREIN REFER TO NEW YORK CITY TIME.

         Section 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Guarantors in accordance with its terms.

                                        Very truly yours,

                                        QUEST DIAGNOSTICS INCORPORATED


                                        By:   /s/ Joseph P. Manory
                                           -------------------------------------
                                           Name:  Joseph P. Manory
                                           Title: Vice President and Treasurer


                                        QUEST DIAGNOSTICS INCORPORATED (CA)
                                        QUEST DIAGNOSTICS INCORPORATED (CT)
                                        QUEST DIAGNOSTICS INCORPORATED (MA)
                                        QUEST DIAGNOSTICS INCORPORATED (MD)
                                        QUEST DIAGNOSTICS INCORPORATED (MI)
                                        QUEST DIAGNOSTICS OF PENNSYLVANIA INC.
                                        LABORATORY HOLDINGS INCORPORATED
                                        DIAGNOSTIC REFERENCE SERVICES INC.
                                        DPD HOLDINGS, INC.
                                        METWEST INC.
                                        NICHOLS INSTITUTE DIAGNOSTICS
                                        QUEST DIAGNOSTICS LLC
                                        QUEST DIAGNOSTICS CLINICAL
                                           LABORATORIES, INC.
                                        QUEST DIAGNOSTICS HOLDINGS
                                           INCORPORATED


                                        By:   /s/ Joseph P. Manory
                                           -------------------------------------
                                           Name:  Joseph P. Manory
                                           Title: Vice President and Treasurer



                                        PATHOLOGY BUILDING PARTNERSHIP

                                        By: Quest Diagnostics Incorporated (MD)
                                           as General Partner


                                        By:   /s/ Joseph P. Manory
                                           -------------------------------------
                                           Name:  Joseph P. Manory
                                           Title: Vice President and Treasurer

                                        QUEST DIAGNOSTICS INVESTMENTS
                                           INCORPORATED


                                        By:   /s/ Peter C. Fulweiler
                                           -------------------------------------
                                           Name:  Peter C. Fulweiler
                                           Title: President



                                          QUEST DIAGNOSTICS FINANCE
                                             INCORPORATED


                                        By:   /s/ Peter C. Fulweiler
                                           -------------------------------------
                                           Name:  Peter C. Fulweiter
                                           Title: President

CONFIRMED AND ACCEPTED,
  as of the date first above written:


BANC OF AMERICA SECURITIES LLC

By:  /s/ Derek Dillion
   -----------------------------------
           Authorized Signatory


For itself and the other Underwriters
named in Schedule A hereto.

                                   SCHEDULE A
                                   ----------

                                                     Principal Amount
                                                    of 1.75% Contingent
                                                 Convertible Debentures due
Name of Underwriter                                 2021 to be Purchased
-------------------                                 --------------------


Banc of America Securities LLC                         $198,000,000
First Union Securities, Inc.                            $18,000,000
Credit Lyonnais Securities (USA) Inc.                    $9,000,000


                  Total:                               $225,000,000

                        SCHEDULE B - PRICING INFORMATION
                        --------------------------------

                         QUEST DIAGNOSTICS INCORPORATED


$225,000,000 1.75% Contingent Convertible Debentures due 2021

         1. The initial public offering price of the Securities, determined as provided in Section 2, shall be 99% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

         2. The purchase price to be paid by the Underwriters for the Securities shall be 98% of the principal amount thereof.

         3. The interest rate on the Securities shall be 1.75% per annum.

         4. Prior to November 30, 2004, the Securities will not be redeemable. Beginning on November 30, 2004, the Securities may be redeemed for cash at any time as a whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus any accrued and unpaid interest, including contingent interest, if any, to the date of redemption.

         The Company will give at least 30 days, but not more than 60 days, notice of redemption by mail to holders of the Securities. The Securities or portions of the Securities called for redemption will be convertible by the holder until the close of business on the second business day prior to the redemption date.

                             SCHEDULE C - GUARANTORS
                             -----------------------


-------------------------------------------------------------------------------------------------------------------
Guarantor                               Ownership                                 Place of Incorporation or
                                                                                  Formation
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Holdings              Quest Diagnostics Incorporated (DE)       Delaware
Incorporated
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Clinical              Quest Diagnostics Holdings Incorporated   Delaware
Laboratories, Inc.
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Incorporated (CA)     Quest Holdings Incorporated (DE)          California
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Incorporated (MD)     Quest Holdings Incorporated (DE)          Maryland
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics LLC                   Quest Diagnostics Incorporated (DE)       Illinois
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Incorporated (MI)     Quest Diagnostics Incorporated (DE)       Michigan
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Incorporated (CT)     Laboratory Holdings Incorporated (MA)     Connecticut
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Incorporated (MA)     Laboratory Holdings Incorporated (MA)     Massachusetts
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics of Pennsylvania Inc.  Quest Diagnostics Incorporated (DE)       Delaware
-------------------------------------------------------------------------------------------------------------------
MetWest Inc.                            DPD Holdings, Inc. (DE)                   Delaware
-------------------------------------------------------------------------------------------------------------------
Nichols Institute Diagnostics           Quest Diagnostics Incorporated (DE)       California
-------------------------------------------------------------------------------------------------------------------
DPD Holdings, Inc.                      Quest Diagnostics Incorporated (DE)       Delaware
-------------------------------------------------------------------------------------------------------------------
Diagnostics Reference Services Inc.     Quest Diagnostics Incorporated (MD)       Maryland
-------------------------------------------------------------------------------------------------------------------
Laboratory Holdings Incorporated        Quest Diagnostics Incorporated (DE)       Massachusetts
-------------------------------------------------------------------------------------------------------------------
Pathology Building Partnership          Diagnostic Reference Services Inc. (MD)   Maryland
                                        - 50%; Quest Diagnostics Incorporated
                                        (MD) - 50%
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Investments           Quest Diagnostics Incorporated (DE)       Delaware
Incorporated
-------------------------------------------------------------------------------------------------------------------
Quest Diagnostics Finance Incorporated  Quest Diagnostics Investments             Delaware
                                        Incorporated (DE)
-------------------------------------------------------------------------------------------------------------------

                          SCHEDULE D - SUBSIDIARIES(1)
                          -------------------------


100%     Quest Diagnostics Holdings Incorporated (f/k/a SBCL, Inc.) (DE)
         100%     Quest Diagnostics Clinical Laboratories, Inc.
                  (f/k/a SmithKline Beecham Clinical Laboratories, Inc.) (DE)
                  (100%)     Quest Diagnostics Clinical Laboratories of Missouri
                             LLC (MO)
                             [Expected to merge into Quest Diagnostics Clinical
                             Laboratories in 2001]
                  (33-l/3%)  Compunet Clinical Laboratories (OH)
                  (44%)      Mid America Clinical Laboratories (IN)
                  (51%)      Diagnostic Laboratory of Oklahoma LLC (OK)

100%     DPD Holdings, Inc. (DE)
         100%     MetWest Inc. (DE)
                  49%        Sonora Quest Laboratories LLC (AZ)

100%     Laboratory Holdings Incorporated (MA)
         100%     Quest Diagnostics Incorporated (CT)
         100%     Quest Diagnostics Incorporated (MA)

100%     Quest Diagnostics Incorporated (MD)
         100%     Diagnostic Reference Services Inc. (MD)
                  50%      Pathology Building Partnership (MD) (gnl pshp)

100%     Quest Diagnostics Incorporated (CA)

100%     Quest Diagnostics LLC (IL)

100%     Quest Diagnostics Incorporated (MI)

100%     Quest Diagnostics of Pennsylvania Inc. (DE)
         51%      Quest Diagnostics Venture LLC (PA)
         53.5%    Associated Clinical Laboratories (PA) (gen pshp)
         50%      Surgical Eye Enterprise L.P. (PA) (ltd pshp)
                  50%      Surgical Eye Institute L.P. (PA) (ltd pshp)

100%     Quest Diagnostics Ventures LLC (DE)

100%     Quest Diagnostics Receivables Inc. (DE)

100%     Quest Diagnostics Investments Incorporated (DE)
         100%     Quest Diagnostics Finance Incorporated (DE)(i)


----------

1 Certain joint ventures and partnerships are included that may not meet the definition of Subsidiary.

i        Inc. 6/4/99; EIN 51-0390719.

100%     Quest Diagnostics Nucor Inc. (DE)

100%     Nichols Institute Diagnostics (CA)
         100%     Nichols Institute Sales Corporation (U.S.V.I.)

100%     Nichols Institute Diagnostics Limited (U.K.)

100%     Nichols Institute Diagnostics Trading S.A. (Switzerland)

100%     Nichols Institute Diagnostika GMBH (Germany)
         100%     Nichols Institute Diagnostika GMBH (Austria)

100%     Nichols Institute International Holding B.V. (Netherlands)
         100%     Nichols Institute Diagnostics B.V. (Netherlands)
         100%     Nichols Institute Diagnostics SARL (France)

100%     Quest Diagnostics do Brasil Ltda. S.C. (Brazil)

100%     Quest Diagnostics Limited (UK)
         100%     The Pathology Partnership plc

100%     Nomad-Massachusetts, Inc. (MA)
         100%     Quest Diagnostics, S.A. de C.V. (Mexico)
         100%     Analisis, S.A. (Mexico)
         100%     Laboratorios Clinicos de Mexico, S.A. de C.V. (Mexico)
                  100%     Servicios de Laboratorio, S.A. de C.V. (Mexico)
         100%     Laboratorios de Frontera Polanco, S.A. de C.V. (Mexico)
         100%     Laboratorio de Analisis Biomedicos, S.A. (Mexico)

100%     MedPlus, Inc. (OH)
         100%     Universal Document Management Systems, Inc. (OH)
         100%     ChartMaxx, Inc. (OH)
         100%     Synergis Acquisition Inc. (OH)
         100%     FutureCore Inc. (OH)
         100%     DiaLogos Incorporated (DE)
         100%     Valcor Associates Inc. (PA)

                                                                       Exhibit A

            FORM OF OPINION OF DEPUTY GENERAL COUNSEL OF THE COMPANY
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)


         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has corporate power and authority to own, lease and operate its properties, and to enter into and perform its obligations under the Underwriting Agreement, the Indenture, and the Securities.

         (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

         (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. The shares of Common Stock issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion by all necessary corporate action and, assuming no change in applicable law, such shares, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assesssable; the issuance of such shares upon conversion will not be subject to any preemptive rights under the charter or by-laws of the Company or, to my knowledge, other similar rights of any security holder of the Company or under any agreement to which the Company or any of its Subsidiaries is a party.

         (iv) Each of the Delaware Guarantors has been duly incorporated or organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its organization and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Indenture, and the Guarantees issued by it.

         (v) Each Delaware Guarantor is duly qualified as a foreign corporation, partnership or limited liability company for the transaction of business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

         (vi) All of the issued and outstanding capital stock, partnership or membership interests of each Guarantor has been duly authorized and validly issued, is fully paid and non-assessable (other than general partnership interest) and, to the best of my knowledge, except for directors' qualifying shares and except as otherwise set forth in the Prospectus, is owned by the

Company, directly or through subsidiaries, free and clear of all liens, encumbrances, equities or claims.

         (vii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and each of the Delaware Guarantors.

         (viii) Each of the Base Indenture and First Supplemental Indenture has been duly authorized, executed and delivered by the Company and each of the Delaware Guarantors.

         (ix) The Second Supplemental Indenture has been duly authorized, executed and delivered by the Company and each of the Delaware Guarantors.

         (x) The Securities have been duly authorized and executed by the Company.

         (xi) The Guarantees issued by each of the Delaware Guarantors have been duly authorized and executed by each of the Delaware Guarantors.

         (xii) The statements in the Prospectus under "Risk Factors--If we fail to comply with extensive laws and regulations we could suffer penalties or be required to make significant changes to our operations," "Risk Factors--Professional liability litigation could have an adverse impact on our client base and reputation," "Business--Quality Assurance," "Business--Regulation of Clinical Laboratory Operations," "Business--Regulation of Reimbursement for Clinical Laboratory Services" and "Business--Government Investigations and Related Claims," as included or incorporated by reference in the Prospectus, insofar as they purport to describe the provisions of the laws, legal proceedings and documents referred to therein, fairly present the information disclosed therein in all material respects.

         (xiii) To the best of my knowledge after due inquiry and except as disclosed in the Prospectus, there is no action, suit or proceeding (including qui tam proceedings) pending before or by any government, governmental or regulatory instrumentality or agency or court or any suit, action or proceeding (including qui tam proceedings) threatened against or affecting the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect, or could reasonably be expected to materially adversely affect the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company or the Guarantors of their respective obligations under the Underwriting Agreement, the Indenture, the Securities, and the Guarantees.

         (xiv) None of the Company, any Guarantor, or any of their respective subsidiaries is in violation of its certificate of incorporation or by-laws or similar constituent documents and, to the best of my knowledge, no default by the Company, any Guarantor or any of their respective subsidiaries exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Prospectus or any document incorporated by reference therein, in each case of the foregoing, that singly or in the aggregate, have a Material Adverse Effect.

         (xv) Each of the Guarantors is not, and will not be, as a result of the sale of the Guarantees, pursuant to the Underwriting Agreement, an investment company within the meaning of the Investment Company Act of 1940, as amended.

         (xvi) No authorization, approval, consent, license, order, registration, qualification or decree of any state or U.S. federal court or governmental authority or agency that regulates health care is necessary or required and, in the case of the Delaware Guarantors only, no authorization, approval, consent, license, order, registration, qualification or decree of any U.S. federal court or governmental authority or agency (other than such as may be required under applicable federal and state securities laws of the various jurisdictions in which the Securities or the Guarantees issued by the Delaware Guarantors, as the case may be, will be offered or sold, as to which I express no opinion) is necessary or required (i) for the performance by the Company or any of the Delaware Guarantors of their respective obligations under the Underwriting Agreement, (ii) in connection with the offering, issuance or sale of the Securities or the Guarantees issued by the Delaware Guarantors, as the case may be, under the Underwriting Agreement or (iii) for the due execution, delivery or performance of and the consummation of the transactions contemplated by the Underwriting Agreement, the Indenture, the Securities, the Guarantees issued by the Delaware Guarantors, as the case may be, except (A) such authorizations, approvals, consents, licenses, orders, registrations, qualifications or decrees the failure so to obtain would not, individually or in the aggregate, have a Material Adverse Effect, and (B) such as have been made or can be made after the Closing Time without having a Material Adverse Effect.

         (xvii) Assuming the execution, delivery and performance of the Underwriting Agreement, the Indenture, the Securities, the Guarantees issued by the Delaware Guarantors and the consummation of the transactions contemplated in the Underwriting Agreement, and compliance by each of the Company and the Delaware Guarantors with their respective obligations under the Underwriting Agreement, the Indenture, the Securities, the Guarantees issued by the Delaware Guarantors do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) with respect to the Company or any of the Delaware Guarantors under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Delaware Guarantor pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument known to me to which the Company or any Delaware Guarantor is a party, nor will such action result in any violation of the certificate of incorporation or by-laws of the Delaware Guarantors or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any state or U.S. federal government, government instrumentality or court having jurisdiction over the Company or any Delaware Guarantor or any of their assets or properties except for such conflicts, breaches or liens, charges or encumbrances that singly or in the aggregate, would not result in a Material Adverse Effect. As used herein, a "Repayment Event" means with respect to any person, any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) issued by such person the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such person.

         (xviii) To the best of my knowledge, no authorization, approval, consent, license, order, registration, qualification or decree of any state or U.S. federal court or governmental authority or agency that regulates health care is necessary or required and no authorization, approval, consent, license, order, registration, qualification or decree of any U.S. federal court or governmental authority or agency (other than such as may be required under applicable federal and state securities laws of the various jurisdictions in which the Guarantees issued by the Non-Delaware Guarantors will be offered or sold, as to which I express no opinion) is necessary or required (i) for the performance by the Non-Delaware Guarantors of their respective obligations under the Underwriting Agreement, (ii) in connection with the offering, issuance or sale of the Guarantees issued by the Non-Delaware Guarantors under the Underwriting Agreement or (iii) for the due execution, delivery or performance by the Non-Delaware Guarantors of and the consummation of the transactions contemplated by the Underwriting Agreement, the Indenture, the Guarantees issued by the Non-Delaware Guarantors, except (A) such authorizations, approvals, consents, licenses, orders, registrations or qualifications the failure so to obtain would not, individually or in the aggregate, have a Material Adverse Effect and (B) such as have been made or can be made after the Closing Time without having a Material Adverse Effect.

         (xix) To the best of my knowledge, assuming the execution, delivery and performance of the Underwriting Agreement, the Indenture, the Securities, the Guarantees issued by the Non-Delaware Guarantors, the consummation of the transactions contemplated in the Underwriting Agreement, and compliance by each of the Non-Delaware Guarantors with their respective obligations under the Underwriting Agreement, the Indenture, the Securities, the Guarantees issued by the Non-Delaware Guarantors and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event with respect to the Non-Delaware Guarantors under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any Non-Delaware Guarantor pursuant to, any contract indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument known to me to which any Non-Delaware Guarantor is a party, nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any state or U.S. federal government, government instrumentality or court having jurisdiction over any Non-Delaware Guarantor or any of its assets or properties except for such conflicts, breaches or liens, charges or encumbrances that singly or in the aggregate, would not result in a Material Adverse Effect.

                                                                       Exhibit B

                     FORM OF OPINION OF COMPANY'S COUNSEL TO
                      BE DELIVERED PURSUANT TO SECTION 5(b)


         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, to enter into and perform its obligations under the Underwriting Agreement, the Indenture, and the Securities.

         (ii) Each of the California Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and to enter into and perform its respective obligations under the Underwriting Agreement, the Indenture, and the Guarantees issued by it.

         (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

         (iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and each of the California Guarantors.

         (v) Each of the Base Indenture and the First Supplemental Indenture has been duly authorized, executed and delivered by the Company and each of the California Guarantors, and assuming the Non-California Guarantor Assumptions and the due authorization, execution and delivery thereof by the Trustee, the Base Indenture constitutes a valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, and the enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Base Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

         (vi) The Second Supplemental Indenture has been duly authorized, executed and delivered by the Company and each of the California Guarantors, and assuming the Non-California Guarantor Assumptions and the due authorization, execution and delivery thereof by the Trustee, the Second Supplemental Indenture constitutes a valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, and the enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (vii) The Securities have been duly authorized and executed by the Company and when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered by the Company to and paid for by you in accordance with the terms of the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, and the enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

         (viii) The Guarantees issued by each of the California Guarantors have been duly authorized and executed by each of the California Guarantors and assuming the Non-California Guarantor Assumptions, the Guarantees issued by each Guarantor, when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered by the Guarantors to and paid for by you in accordance with the terms of the Underwriting Agreement, will constitute valid and binding obligations of the Guarantor which issued such Guarantees, enforceable against such Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or the enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

         (ix) The statements in the Prospectus under "Description of the Debentures," and "Description of Other Indebtedness," insofar as such statements purport to constitute a summary of the legal matters and documents referred to therein, fairly summarize in all material respects the matters and documents referred to therein.

         (x) The statements in the Prospectus under "United States Federal Income Tax Considerations," insofar as such section purports to summarize provisions of federal law of the United States referred to thereunder, fairly summarizes, subject to the limitations stated therein, such provisions in all material respects.

         (xi) No authorization, approval, consent, license, order, registration, qualification or decree of any U.S. federal court or governmental authority or agency (other than such as may be required under the applicable federal and state securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which we express no opinion) is necessary or required
(i) for the performance by the Company of its obligations under the Underwriting Agreement, (ii) in connection with the offering, issuance or sale of the Securities under the Underwriting Agreement or (iii) for the due execution, delivery or performance of and the consummation of the transactions contemplated by the Underwriting Agreement, the Indenture or the Securities, except (A) such authorizations, approvals, consents, licenses, orders, registrations or qualifications the failure so to obtain would not, individually or in the aggregate, have a Material Adverse Effect, and (B) such as have been made or can be made after the Closing Time without having a Material Adverse Effect, it being understood that we express no opinion with respect to any law, rule or regulation relating to health care.

         (xii) The execution, delivery and performance of the Underwriting Agreement, the Indenture, and the Securities, the consummation of the transactions contemplated in the Underwriting Agreement, and compliance by the Company with its obligations under the Underwriting Agreement, the Indenture, the Securities, do not and will not result in any violation of the certificate of incorporation or by-laws of the Company or, to our knowledge, any applicable law, statute, rule or regulation of any federal or New York State government or government instrumentality having jurisdiction over the Company or any of its assets or properties, it being understood that we express no opinion with respect to the laws, statutes, rules or regulations relating to health care.

         (xiii) The Company is not, and will not be, as a result of the sale of the Securities pursuant to the Underwriting Agreement, an investment company within the meaning of the Investment Company Act of 1940, as amended.

         (xiv) The Registration Statement and the Prospectus, as amended or supplemented (except for Exhibit 12 to the Registration Statement and other than the financial statements and other accounting information contained therein, or omitted therefrom, and the Statement of Eligibility on form T-1 of the Trustee, as to which we are not expressing an opinion), excluding the documents incorporated or deemed incorporated by reference therein, as of their respective effective or issue dates, appeared on their face to have been appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

         (xv) Each document filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus, as amended or supplemented (except for the financial statements and other accounting information contained therein or incorporated or deemed incorporated by reference therein, or omitted therefrom, as to which we are not expressing an opinion), when so filed with the Commission, appeared on its face to have been appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                                                                       Exhibit C


                            FORM OF LOCK-UP AGREEMENT

                               November ___, 2001

Banc of America Securities LLC
First Union Securities, Inc.
Credit Lyonnais Securities (USA) Inc.
c/o Banc of America Securities LLC
9 West 57th Street
New York, NY 10019


             Proposed Offering by Quest Diagnostics Incorporated of
                   Contingent Convertible Debentures due 2021


Ladies and Gentlemen:

         The undersigned, an officer and/or director of Quest Diagnostics Incorporated, a Delaware corporation (the "Company"), understands that Banc of America Securities LLC, First Union Securities, Inc. and Credit Lyonnais Securities (USA) Inc. (collectively, the "Underwriters") have entered into an Underwriting Agreement with the Company dated as of November ___, 2001 (the "Underwriting Agreement") providing for the offering of the Company's Contingent Convertible Debentures due 2021 (the "Initial Underwritten Securities") and the grant by the Company to the Underwriters of the option to purchase additional Securities to cover over-allotments, if any (the "Option Underwritten Securities"). The Initial Underwritten Securities, together with the Option Underwritten Securities, are collectively the "Securities."

         In recognition of the benefit that such an offering will confer upon the undersigned as an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriters that, during a period of 60 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Banc of America Securities LLC, directly or indirectly,

         (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), or any securities convertible into or exchangeable or exercisable for Common Stock (other than options or shares of Common Stock issuable upon exercise of options which expire during such 60 day period), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or

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         (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock or any securities convertible into or exchangeable for Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise;

provided, however, that this agreement shall not apply to

                  (a) the transfer of shares of Common Stock (i) up to an amount equal to 5% of the undersigned's direct or indirect holdings of Common Stock on a fully diluted basis and (ii) pursuant to any Rule 10b5-1 plan of the undersigned,

                  (b) the transfer of shares of Common Stock by the undersigned to the Company to satisfy the exercise price for any securities convertible into or exercisable or exchangeable for Common Stock (and any tax liability arising therefrom),

                  (c) the transfer of shares of Common Stock or options (including any other securities convertible into or exercisable or exchangeable for Common Stock) to purchase shares of Common Stock made as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions of the lock-up,

                  (d) the transfer of shares of Common Stock or options (including any other securities convertible into or exercisable or exchangeable for Common Stock) to purchase shares of Common Stock made to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions of the lock-up and that any such transfer shall not involve a disposition for value, and

                  (e) the transfer of shares of Common Stock or options (including any other securities convertible into or exercisable or exchangeable for Common Stock) to purchase shares of Common Stock made to a third party transferee or transferees, provided that the transferee or transferees thereof agree to be bound by the restrictions of the lock-up.


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                                            Very truly yours,



                                            Signature:
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                                            Print Name:
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